Cash and cash equivalents (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents.
Cash at bank and in hand	$ 1,411	$ 1,461	$ 1,182
Short-term deposits	4,755	4,868	6,650
Cash and cash equivalents	6,166	6,329	7,832
Unsecured bank overdrafts	(183)	(291)	(286)
Total cash and cash equivalents net of overdrafts	$ 5,983	$ 6,038	$ 7,546	$ 5,223